THE MARSICO INVESTMENT FUND

Supplement dated July 15, 2016
(to the Prospectus and Statement of Additional Information (“SAI”) dated January 29, 2016)

Effective immediately, the following changes are made to The Marsico Investment Fund Prospectus and SAI.

In the Prospectus Fund Summary for the Marsico 21st Century Fund, the first paragraph under the section “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

The Marsico 21st Century Fund is a “diversified” portfolio and invests primarily in common stocks that are selected for their long-term growth potential. The Fund may invest in companies of any size. The portions of Fund assets invested in large-capitalization, medium-capitalization, or small-capitalization companies (which are described further in “Some Defined Terms” later in the prospectus) will vary based on market conditions, depending on the portfolio manager’s judgment as to how to achieve the Fund’s investment objective. Under current market conditions the portfolio manager expects to invest substantially in medium-capitalization companies. The Fund will normally hold a core position of between 35 and 60 common stocks, but the number of securities held by the Fund may occasionally exceed this range at times such as when the investment adviser to the Fund, Marsico Capital Management, LLC (see “Management” below), is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

The following paragraph is added to the section in the Prospectus Fund Summary for the Marsico 21st Century Fund entitled “Principal Investment Risks”:

RISKS OF SMALL- AND MEDIUM-CAPITALIZATION COMPANY INVESTING
The Fund’s investments in small-capitalization and medium-capitalization companies can involve more risk than its investments in large-capitalization companies because smaller companies have potentially greater sensitivity to adverse business or economic conditions. Normally, smaller companies may have more limited financial resources, markets or product lines, less access to capital markets, and more limited trading in their stocks. This can cause the prices of equity securities of these companies to be more volatile than those of larger capitalization companies, or to decline more significantly during market downturns than the market as a whole.

In the Prospectus Fund Summary for the Marsico 21st Century Fund, the following sentence is added following the final sentence of the first paragraph under the section “Performance”:

The Russell MidCap Growth Index is an index composed of mid-capitalization U.S. equities that exhibit growth characteristics.

In the Average Annual Total Returns chart under the heading “Performance” in the Prospectus Fund Summary for the Marsico 21st Century Fund, the following information is added as a supplemental benchmark:

AVERAGE ANNUAL TOTAL RETURNS (for periods ended 12/31/15)	One Year	Five Years	Ten Years	Since Inception (02/01/00)
Russell MidCap Growth Index (reflects no deduction for fees, expenses or taxes)	-0.20%	11.54%	8.16%	4.52%

In the section of the Prospectus titled “More Information About the Funds” under the heading “Some Defined Terms,” the term “Large Companies” and the related definition are deleted.

In the same section of the Prospectus under the same heading, the definition of the term “Market Capitalization” is amended by adding the following after the final sentence:

Stocks of publicly traded companies are often classified according to market capitalization such as large-capitalization (or “large-cap”), medium-capitalization (or “mid-cap”), or small-capitalization (or “small-cap”) companies. There are no official definitions of these classifications, and market interpretations of the sizes of companies that may fit within these classifications typically vary and change over time.  Large-cap companies typically may include companies of sizes similar to those found in the S&P 500 Index.  Mid-cap companies typically may include companies of sizes similar to those found in the Russell MidCap Index.  Small-cap companies typically may include companies of sizes similar to those found in the Russell 2000 Index.

In the section of the Prospectus titled “More Information About the Funds” under the heading “The Principal Risks of Investing in the Funds,” the paragraph under the title reading “Risks of Small- and Mid-Capitalization Company Investing (the 21st Century, International Opportunities, Flexible Capital, and Global Funds)” is deleted in its entirety and replaced with the following:

A Fund’s investments in small-capitalization and medium-capitalization companies can involve more risk than its investments in large-capitalization companies because smaller companies have potentially greater sensitivity to adverse business or economic conditions. Normally, smaller companies may have more limited financial resources, markets or product lines, less access to capital markets, and more limited trading in their stocks. This can cause the prices of equity securities of these companies to be more volatile than those of larger capitalization companies, or to decline more significantly during market downturns than the market as a whole.

Under the heading “PORTFOLIO TRANSACTIONS AND BROKERAGE” in the SAI, the following sentence is added after the chart of commissions paid to brokers on Page 56:

Brokerage commissions paid by the Flexible Capital Fund during the fiscal year ended September 30, 2015 declined due to lower portfolio turnover and lower net assets in that year compared with the fiscal year ended September 30, 2014.

Under the heading “COMPARISON OF PORTFOLIO PERFORMANCE” in the SAI, the following index is added to the listing of indices included in the second paragraph:

Russell MidCap Growth Index

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
FOR FUTURE REFERENCE